UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



        Date of Report: (Date of earliest event reported) April 18, 2005



                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)



New York                               1-3247                16-0393470
(State or other jurisdiction           (Commission           (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)


One Riverfront Plaza, Corning, New York                      14831
(Address of principal executive offices)                     (Zip Code)


(607) 974-9000
(Registrant's telephone number, including area code)


N/A
(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

Item 7.01.  Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02 "Results of Operation and Financial Condition" and Item 7.01 "Regulation FD Disclosure." On April 18, 2005, Corning Incorporated issued a press release concerning revised guidance for the quarter ended March 31, 2005. A copy of the press release is attached as Exhibit 99 and is incorporated herein by reference.

The information in this report, being furnished pursuant to Item 2.02 and 7.01 of Form 8-K, shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibit

     99     Press Release dated April 18, 2005, issued by Corning Incorporated.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             CORNING INCORPORATED
                             Registrant



Date: April 18, 2005         By    /s/  KATHERINE A. ASBECK
                                        ------------------------------------
                                        Katherine A. Asbeck
                                        Senior Vice President and Controller

                                                                      Exhibit 99
                                                                      ----------




FOR RELEASE -- APRIL 18, 2005

Media Relations Contact:                   Investor Relations Contact:
Daniel F. Collins                          Kenneth C. Sofio
(607) 974-4197                             (607) 974-7705
collinsdf@corning.com                      sofiokc@corning.com

            Corning Expects First-Quarter Results to Exceed Guidance

CORNING, N.Y. -- Corning Incorporated (NYSE:GLW) today announced that it expects 2005 first-quarter sales to be in the range of $1.04 billion to $1.05 billion and earnings per share (EPS) to be in the range of $0.16 to $0.17, before special items. Corning's first quarter ended March 31, 2005. This EPS estimate is a non-GAAP financial measure. This and all non-GAAP financial measures are reconciled on the company's investor relations Web site and in an attachment to this news release.

The first-quarter sales and EPS ranges exceed the company's previously announced guidance of sales between $980 million to $1.03 billion and EPS of $0.11 to $0.13, excluding special items. This is a non-GAAP financial measure.

The company said that its improved expectations on first-quarter results are due to significantly stronger performance from Dow Corning Corporation and higher-than-expected demand for Corning's hardware and equipment products. In addition, the company expects that its first-quarter results will benefit from a lower-than-anticipated corporate tax rate. Corning also expects that the volume and pricing of optical fiber and liquid crystal display glass will be within previously stated guidance ranges for the first quarter.

Corning plans to issue its first-quarter results after the New York Stock Exchange close of business on Tuesday, April 26.

First-Quarter Conference Call Information
The company will host a first-quarter conference call at 8:30 a.m. EDT on Wednesday, April 27. To access the call, dial (630) 395-0017. The password is Earnings. A replay of the call will begin at approximately 10:30 a.m. EDT and will run through 5 p.m. EDT, Wednesday, May 11. To listen, dial (203) 369-2041; no pass code is required. To listen to a live audio webcast of the call, please go to Corning's Web site and follow the instructions: http://www.corning.com/investor_relations. The audio webcast will be archived for one year following the call.

                                     (more)

Corning Expects First-Quarter Results to Exceed Guidance
Page Two

Presentation of Information in this News Release
Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP. Corning's non-GAAP EPS measure excludes the impact of gains or losses arising from restructuring or impairment actions and any further adjustments to the asbestos settlement reserve required by movement in Corning's stock price. The company believes presenting a non-GAAP EPS measure is helpful to analyze financial performance without the impact of unusual items that may obscure trends in the company's underlying performance. This non-GAAP measure is reconciled on the company's website at www.corning.com/investor_relations and accompanies this news release.

About Corning Incorporated
Corning Incorporated (www.corning.com) is a diversified technology company that concentrates its efforts on high-impact growth opportunities. Corning combines its expertise in specialty glass, ceramic materials, polymers and the manipulation of the properties of light, with strong process and manufacturing capabilities to develop, engineer and commercialize significant innovative products for the telecommunications, flat panel display, environmental, semiconductor, and life sciences industries.


                                       ###

                  CORNING INCORPORATED AND SUBSIDIARY COMPANIES
     RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
                        Three Months Ended March 31, 2005
           (Unaudited; amounts in millions, except per share amounts)

--------------------------------------------------------------------------------
Corning's earnings per share (EPS) excluding special items for the first quarter of 2005 is a non-GAAP financial measure within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, generally accepted accounting principles
(GAAP). The company believes presenting non-GAAP EPS is helpful to analyze financial performance without the impact of unusual items that may obscure trends in the company's underlying performance. A detailed reconciliation is provided below outlining the differences between this non-GAAP measure and the directly related GAAP measure.
--------------------------------------------------------------------------------


                                                         Range
                                                 ---------------------
Guidance: EPS excluding special items            $ 0.16        $ 0.17

Special items:
     Restructuring, impairment and other
      (charges) and credits (a)                   (0.01)        (0.01)

     Asbestos settlement (b)                       0.01          0.01
                                                 ------        ------

Earnings per share                                 0.16          0.17



(a) In the first quarter of 2005, Corning recorded an impairment charge of $19 million for an other than temporary decline in the fair value of its investment in Avanex Corporation (Avanex). At March 31, 2005, shares of Avanex were trading at $1.30 per share compared to Corning's average cost basis of $2.40 per share. Corning does not believe it will recover its cost basis in Avanex shares given the significant decline in its stock price.

(b) As part of Corning's asbestos settlement arrangement to be incorporated into the Pittsburgh Corning Corporation reorganization plan, Corning will contribute, when the reorganization plan becomes effective, 25 million shares of Corning common stock to a trust. This portion of the asbestos liability requires quarterly adjustment based upon movements in Corning's common stock price prior to contribution of the shares to the trust. In the first quarter of 2005, Corning recorded a credit of $16 million for the change in its common stock price of $11.13 at March 31, 2005 compared to $11.77, the common stock price at December 31, 2004.



This schedule contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements are based on current expectations and involve certain risks and uncertainties. Actual results may differ from those projected in the forward looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward looking statements is contained in the Securities and Exchange Commission filings of this Company.